                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of Earliest Event
                           Reported): December 2, 1997

                             LEHMAN ABS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

       Delaware                           333-14293              13-3447441
(State or Other Jurisdiction            (Commission           (IRS Employer
of Incorporation)                       File Number)         Identification No.)


                          Three World Financial Center
                                200 Vesey Street
                            New York, New York 10285
                    (Address of Principal Executive Offices)


         Registrant's telephone number, including area code:  (212) 526-7000

Item 5.           Other Events.

Filing of Capital Markets Assurance Corporation Audited and Unaudited Financial Statements and Consent of Experts.

                  Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Lehman ABS Corporation (the "Company"), is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Home Equity Loan Asset-Backed Certificates, Series 1997-1.

                  The audited financial statements of Capital Markets Assurance Corporation ("CapMAC") that are included in this Form 8-K and the Prospectus Supplement (the "Audited CapMAC Financials") have been audited by KPMG Peat Marwick LLP ("KPMG"). The consent of KPMG is attached hereto as Exhibit 1. The Audited CapMAC Financials are attached hereto as Exhibit 2. The unaudited financial statements of CapMAC for the period ended September 30, 1997 (the "Unaudited CapMAC Financials") that are included in this Form 8-K and the Prospectus Supplement are attached hereto as Exhibit 3.

Item 7.           Financial Statements, Pro Forma Financial
                  Information and Exhibits

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1.    Consent of KPMG Peat Marwick LLP
         99.2.    Audited CapMAC Financials
         99.3.    Unaudited CapMAC Financials


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             LEHMAN ABS CORPORATION

                                             By: /s/ Samir Tabet
--------------------------
Senior Vice President


Dated: December 23, 1997

                                  Exhibit Index


Exhibit

99.1.              Consent of KPMG Peat Marwick LLP

99.2.              Audited CapMAC Financials

99.3.              Unaudited CapMAC Financials